UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2004

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2004-A

(Issuer with respect to the Notes)

Delaware

(State or other jurisdiction of incorporation)

333-100621-03

(Commission File Number)

52-2184798

(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

World Omni Auto Receivables Trust 2004-A

Monthly Servicer Certificate

August 31, 2004

Aggregate Note Amount	Aggregate Note Amount

Original	840,000,000.00

Note Balance @ 7/31/04	808,966,226.75
Principal distributable amount	18,651,758.25
Negative Carry Distributable Amount	51,145.96

Actual Note Balance @ 8/31/04	790,263,322.54

Note Amount	Class A-1 Note Amount

Original	178,000,000.00

Note Balance @ 7/31/04	146,966,226.75
Principal distributable amount	18,651,758.25
Negative Carry Distributable Amount	51,145.96

Actual Note Balance @ 8/31/04	128,263,322.54

Note Amount	Class A-2 Note Amount

Original	232,000,000.00

Note Balance @ 7/31/04	232,000,000.00
Principal distributable amount	—

Actual Note Balance @ 8/31/04	232,000,000.00

Note Amount	Class A-3 Note Amount

Original	212,000,000.00

Note Balance @ 7/31/04	212,000,000.00
Principal distributable amount	—

Actual Note Balance @ 8/31/04	212,000,000.00

Note Amount	Class A-4 Note Amount

Original	181,900,000.00

Note Balance @ 7/31/04	181,900,000.00
Principal distributable amount	—

Actual Note Balance @ 8/31/04	181,900,000.00

Note Amount	Class B Note Amount

Original	36,100,000.00

Note Balance @ 7/31/04	36,100,000.00
Principal distributable amount	0.00

Actual Note Balance @ 8/31/04	36,100,000.00

Distributable Amounts		Total

Interest Distributable Amount		2,007,858.08
Principal Distributable Amount		18,651,758.25
Negative Carry Distributable Amount		51,145.96

Total		20,710,762.29

Distributable Amounts		Class A-1

Interest Distributable Amount		218,653.08
Principal Distributable Amount		18,651,758.25
Negative Carry Distributable Amount		51,145.96

Total		18,921,557.29

Distributable Amounts		Class A-2

Interest Distributable Amount		498,800.00
Principal Distributable Amount		0.00

Total		498,800.00

Distributable Amounts		Class A-3

Interest Distributable Amount		581,233.33
Principal Distributable Amount		0.00

Total		581,233.33

Distributable Amounts		Class A-4

Interest Distributable Amount		600,270.00
Principal Distributable Amount		0.00

Total		600,270.00

Distributable Amounts		Class B

Interest Distributable Amount		108,901.67
Principal Distributable Amount		0.00

Total		108,901.67

Note Factors		Series A-1	Series A-2

	8/31/2004	72.0580464%	100.0000000%

Note Factors		Series A-3	Series A-4

	8/31/2004	100.0000000%	100.0000000%

Note Factors		Series B

	8/31/2004	100.0000000%

Pool Data		$	#

Original Pool Balance		848,484,848.48	34,241
Pool Balance at 7/31/04		820,861,823.30	33,457
Principal Payments		16,742,992.74	473
Defaulted Receivables		32,817.25	2
Pool Balance at 8/31/04		804,086,013.31	32,982
Overcollateralization Target Amount		18,576,463.68
Recoveries		29,070.26

Weighted Average APR		7.33%
Weighted Average Remaining Term		58.82

	Aggegate Net Losses	Net Loss Ratio
July	—	0.000%
August	3,746.99	0.005%

Average Net Loss Ratio		0.003%

Noteholders’ First Priority Principal Distributable Amount	0.00

Noteholders’ First Priority Principal Distributable Amount	0.00

Account Balances	Advance	Reserve Fund

Balance as of 7/31/04	33,115.63	11,576,973.29
Balance as of 8/31/04	55,928.63	11,590,392.92
Change	22,813.00	13,419.63
Reserve Fund Requirement		11,285,758.22
Reserve Fund Supplemental Requirement/(Excess)		(304,634.70)

		Pre-Funding

Balance as of 7/31/04		232,502,515.32
Balance as of 8/31/04		232,502,515.32
Change		0.00

	Maximum Carry	Negative Carry

Balance as of 7/31/04	1,121,844.75	1,121,844.75
Projected Balance as of 8/31/04	757,334.42	808,480.38
Actual Balance as of 8/31/04	757,334.42	757,334.42
Change	(364,510.33)	(364,510.33)
Excess to be Distributed	51,145.96

Distribution per $1,000	Total

Distribution Amount	24.6556694

Interest Distribution Amount	2.3903072
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	22.2044741
Negative Carry Distributable Amount	0.0608880

Distribution per $1,000	Class A-1

Distribution Amount	106.3008837

Interest Distribution Amount	1.2283881
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	104.7851587
Negative Carry Distributable Amount	0.2873369

Distribution per $1,000	Class A-2

Distribution Amount	2.1500000

Interest Distribution Amount	2.1500000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-3

Distribution Amount	2.7416667

Interest Distribution Amount	2.7416667
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-4

Distribution Amount	3.3000000

Interest Distribution Amount	3.3000000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B

Distribution Amount	3.0166667

Interest Distribution Amount	3.0166667
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Servicing Fee	Total

Amount of Servicing Fee Paid	490,299.42
Total Unpaid	0.00

Delinquent Receivables	#	$

Past Due 31-60 days	195	3,180,156.19
Past Due 61-90 days	49	804,500.73
Past Due 91 + days	13	260,935.26

Total	257	4,245,592.18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC
(Registrant)

Dated: September 29, 2004	By:	/s/ Victor A. De Jesus
Victor A. De Jesus, Vice President and Chief Financial Officer
World Omni Financial Corp.
(Duly authorized Officer of the Servicer on behalf of the Trust)